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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported): November 8, 2004

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
                                    PRO-FAC COOPERATIVE, INC.
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                     (Exact Name of Registrant as Specified in Its Charter)

                                            New York
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                         (State or Other Jurisdiction of Incorporation)

                          0-20539                                                16-6036816
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                 (Commission File Number)                             (IRS Employer Identification No.)


   350 Linden Oaks, P.O. Box 30682, Rochester, New York                            14603-0682
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         (Address of Principal Executive Offices)                                  (Zip Code)

                                           (585) 218-4210
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                        (Registrant's Telephone Number, Including Area Code)


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                    (Former Name or Former Address, if Changed Since Last Report)
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                        Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition


On November 8, 2004, Pro-Fac Cooperative, Inc. (the "Cooperative") issued a press release, dated November 8, 2004, to report its financial results for the Cooperative's fiscal quarter ended September 25, 2004. A copy of the press release is furnished by this Current Report on Form 8-K and is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.


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Exhibit 99.1      Press Release issued by Pro-Fac Cooperative, Inc. on
                  November 8, 2004 announcing its financial results for the fiscal quarter ended September 25, 2004.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRO-FAC COOPERATIVE, INC.



     November 8, 2004                  By:  /s/ Stephen R. Wright
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                                            Stephen R. Wright, Chief Executive
                                            Officer, Chief Financial Officer,
                                            General Manager and Secretary
                                            (Principal Executive Officer and
                                            Principal Financial Officer)


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